Summary of Significant Accounting Policies (Detail ) - USD ($)	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 30, 2021
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Website Management	$ 296,211		$ 304,587
Advertising and content revenue	248,611		204,910
Product sales	609,776		661,154
Digital product sales	1,065,217		636,192
Other	0		1,700
Total revenue	$ 2,219,815	$ 1,808,543	$ 1,808,543